1 WEJ1_1_864958_1 Dated 15 July 2022 ___________________________ (1) WEJO LIMITED (2) WEJO GROUP LIMITED (3) RICHARD BARLOW ______________________________________ SUBSCRIPTION AGREEMENT RELATING TO B ORDINARY SHARES IN THE CAPITAL OF WEJO LIMITED _____________________________________ DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

2 WEJ1_1_864958_1 THIS AGREEMENT is made the 15th day of July 2022 BETWEEN: (1) Wejo Limited, a company registered in England and Wales with company number 08813730 whose registered office is at ABC Building, 21-23 Quay Street, Manchester M3 4AE (the "Company"); and (1) Wejo Group Limited, a company registered in Bermuda with company number 56698 whose registered office is at Canon's Court, 22 Victoria Street, Hamilton Hm12, Bermuda (the "Parent"); and (2) Richard Barlow of c/o ABC Building, 21-23 Quay Street, Manchester M3 4AE (the “Executive”). RECITALS: (A) The Executive has been invited by the Parent to participate in a management incentive arrangement relating to the Company. (B) Under the incentive arrangement, the Executive has been given the opportunity to subscribe for 1,000 B ordinary shares in the Company. (C) Under the articles of association of the Company, the holders of B ordinary shares in the Company may in certain circumstances require the Parent to purchase such B ordinary shares in exchange for common shares in the capital of the Parent, and the Parent may in certain circumstances require the holders of B ordinary shares to sell such B ordinary shares in exchange for common shares in the capital of the Parent. The management incentive arrangement entered into pursuant to this agreement shall, to the extent that it may involve the Parent issuing common shares in the capital of the Parent to the Executive, constitute a ‘Share- Based Award’ for the purposes of the 2021 Equity Incentive Plan of the Parent and shall be subject to the terms and conditions such Plan. OPERATIVE PROVISIONS: 1. Definitions and interpretation 1.1 In this Agreement, unless the context otherwise requires: “Articles” means the articles of association of the Company (as amended and restated from time to time) and “Article” shall be construed accordingly; "B Shares" means the 1,000 B ordinary shares subscribed by the Executive under this Agreement; “ITEPA 2003” means the Income Tax (Earnings and Pensions) Act 2003; "Taxable Event" means any event or circumstance that gives rise to a liability for the Executive to pay income tax or National Insurance contributions or either of them (or their equivalents in any jurisdiction) in respect of: (a) the B Shares, including their acquisition, disposal or conversion, the release or variation of any restriction, the variation of any right attaching to them, and any other taxable event relating to them under any part of ITEPA 2003 or any other statute, and (b) any amount due under PAYE in respect of the B Shares, including any failure by the Executive to make good such an amount within the time limit specified in section 222 of ITEPA 2003; "Tax Liability" means the total of any income tax and primary Class 1 (employee) National Insurance contributions (or their equivalents in any jurisdiction) that any employer (or former employer) of the Executive accounts for as a result of any Taxable Event. 1.2 In this Agreement, unless the context otherwise requires: 1.2.1 words and expressions have the same meaning as in the Articles unless otherwise stated; DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

3 WEJ1_1_864958_1 1.2.2 references to clauses and sub-clauses are to clauses and sub-clauses of the Agreement; 1.2.3 the headings are for convenience only and shall not affect the interpretation of this Agreement; 1.2.4 references to the singular include the plural and vice versa; 1.2.5 references to one gender shall include a reference to the other gender. 2. Subscription for B Shares 2.1 The Executive shall subscribe for the B Shares on the terms set out in this Agreement. 2.2 Subject to the Articles, the B Shares are subscribed with all rights attaching to them. 2.3 The subscription price of the B Shares shall be £17,587.50 (the “Consideration”), which shall be paid by the Executive in accordance with clause 3.3. 3. Closing of the Subscription 3.1 The subscription for the B Shares shall be completed immediately after this Agreement is signed, when the events set out in the following provisions of this clause 3 shall take place. 3.2 The Executive shall sign, and the Company shall procure that the Executive’s employing company shall sign, the election under section 431(1) of ITEPA 2003 in relation to the B Shares appended hereto at Appendix 1. 3.3 The Consideration shall be settled by a direct bank transfer by, or on behalf of the Executive, to the bank account nominated by the Company in writing. 3.4 The Company shall, as soon as reasonably practicable following receipt of the Consideration: 3.4.1 issue and allot the B Shares to the Executive, and 3.4.2 enter the Executive’s name in the Company’s register of members as holder of the B Shares and issue the Executive with a share certificate in respect of the B Shares. 4. Tax and National Insurance contributions 4.1 The Executive hereby irrevocably undertakes to: 4.1.1 pay to the Company, his employer or former employer (as appropriate) the amount of any Tax Liability; or 4.1.2 enter into arrangements to the satisfaction of the Company, his employer or former employer (as appropriate) for payment of any Tax Liability. 5. Parent Option 5.1 The Executive hereby grants to the Parent an option (the “Parent Option”) to acquire the B Shares for the amount in aggregate of £1.00 at the times set out in clause 5.2, subject always to clause 5.3. 5.2 Subject to clause 5.3, the Parent Option may be exercised by the Parent at any time following the later of: 5.2.1 18 November 2026 (the “Option Vesting Date”); and 5.2.2 in the event that, prior to the Option Vesting Date, the Performance Exit Condition has been satisfied and accordingly the Executive has become entitled to serve an Exit Put Option Notice (as those terms are defined in the Company’s articles of association) pursuant to article 11.3 of the DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

4 WEJ1_1_864958_1 Company’s articles of association, but the Executive has not served such Exit Put Option Notice as at the Option Vesting Date, 18 December 2026. 5.3 The Parent shall not be entitled to exercise the Parent Option in the event that the Executive has served an Exit Put Option Notice (as such term is defined in the Company’s articles of association) pursuant to article 11.3 of the Company’s articles of association prior to the Option Vesting Date. 5.4 The Parent Option shall be exercisable by the Parent by serving an irrevocable notice (the “Call Option Notice”) on the Executive in respect of all of the B Shares held by the Executive, whereupon the Executive shall sell and the Parent shall purchase such B Shares free from all liens, charges and encumbrances together with all rights attaching to them in accordance with the Company’s articles of association. 5.5 Completion of the transfer of the B Shares shall take place at the registered office of the Company (or at such other place as the parties shall mutually agree in writing) as soon as reasonably practicable after service of the Call Option Notice, when: 5.5.1 the Parent shall pay the sum of £1.00 to the Executive in respect of all the B Shares held by the Executive; and 5.5.2 the Executive shall deliver to the Parent (i) a duly executed stock transfer forms in respect of the B Shares together with the relevant share certificates (or an indemnity in respect of any lost or destroyed share certificates in such form as the Parent may reasonably require); and (ii) such other deeds and documents as are necessary to transfer to the Company the unencumbered legal ownership of the relevant B Shares. 6. Power of Attorney 6.1 The Executive hereby appoints the Company (acting by any of its directors from time to time) as his agent and attorney, in his name and on his behalf: 6.1.1 to execute any joint election required to be entered into under clause 3.2, and 6.1.2 to execute any documentation and do any other things necessary to give effect to clause 5. 6.2 The Company may appoint one or more persons to act as substitute agent(s) and attorney(s) for the Executive and to exercise one or more of the powers conferred on the Company by the power of attorney set out in this clause 6, other than the power to appoint a substitute attorney. The Company may subsequently revoke any such appointment. 6.3 The power of attorney set out in this clause 6 shall be irrevocable, save with the consent of the Company, and is given, among other reasons, by way of security to secure the interests of the Company (for itself and as trustee under this Agreement on behalf of any employer or former employer of the Executive) as a person liable to account for or pay any relevant Tax Liability. 6.4 The Executive declares that a person who deals in good faith with the Company or any substitute attorney as his attorney appointed under this clause 5 may accept a written statement signed by that person to the effect that this power of attorney has not been revoked as conclusive evidence of that fact: 7. Terms of office or employment 7.1 The Executive hereby acknowledges and undertakes that: 7.1.1 subject to any rights and restrictions set out in the Articles, his rights and obligations as an employee or director of the Company shall not be affected by the allotment or holding of the B Shares; and 7.1.2 the allotment of B Shares under this Agreement will give his no right or expectation to receive further opportunities to subscribe for shares in the Company, except for any rights which might be available to shareholders as such. DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

5 WEJ1_1_864958_1 7.2 The Executive irrevocably waives any rights that may arise to compensation or damages on account of any loss in respect of the B Shares where such loss arises (or is claimed to arise), in whole or in part from: 7.2.1 termination of his office or employment with; or 7.2.2 notice to terminate his office or employment given by or to, the Company. This waiver shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages may be claimed. 7.3 The Executive irrevocably waives any rights that may arise to compensation or damages on account of any loss in respect of the B Shares where such loss arises (or is claimed to arise), in whole or in part from: 7.3.1 any company which employs him, or in which he holds office, ceasing to be a subsidiary of the Company; or 7.3.2 the transfer of the business in which he is employed from the Company (or any subsidiary of it) to any person which is not the Company (or a subsidiary of it). This waiver shall apply however the change of status of the relevant company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed. 8. Miscellaneous 8.1 No assignment This Agreement shall be binding upon and inure for the benefit of the successors of the parties. The rights of the Executive under this Agreement shall not be assignable or transferable. 8.2 Variation No amendment to this Agreement shall be valid unless it is in writing and signed by or on behalf of all of the parties to it. 8.3 Entire agreement 8.3.1 This Agreement, together with any documents referred to in it, constitutes the whole agreement between the parties relating to its subject matter and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties, assurances and arrangements of any nature, whether in writing or oral, relating to such subject matter. 8.3.2 Each party acknowledges that it has not been induced to enter into this Agreement by, and that it does not in connection with this Agreement or its subject matter rely on, any representation, warranty, promise or assurance by the other party or any other person other than those contained in this Agreement and, having negotiated and freely entered into this Agreement, agrees that it shall have no remedy in respect of any other such representation, warranty, promise or assurance except in the case of fraud. 8.3.3 No variation of this Agreement shall be effective unless made in writing. 8.4 Waiver No failure or delay by any party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude it or its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy. DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

6 WEJ1_1_864958_1 8.5 Counterparts This Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Agreement by e-mail attachment or telecopy shall be an effective mode of delivery. 8.6 Invalidity If part or all of any Clause in this Agreement is found to be unenforceable or illegal it shall be severed from this Agreement and will not affect the enforceability of the remainder of the Agreement, unless; 8.6.1 any party can demonstrate that it would not have entered into the Agreement without the inclusion of that term; or 8.6.2 the exclusion of the term fundamentally alters the balance of the rights and obligations of the parties. 8.7 Third Party Rights A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms. 8.8 Governing Law and Jurisdiction This Agreement shall be governed by, and construed in accordance with, the law of England and Wales. The courts of England and Wales shall have exclusive jurisdiction in relation to all disputes. For these purposes each party irrevocably submits to the jurisdiction of the English courts and waives any objection to the exercise of that jurisdiction. DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

7 WEJ1_1_864958_1 IN WITNESS of which the parties hereto have executed and delivered this as a deed on the date shown above. EXECUTED as a deed ) by Richard Barlow ) ………………………………… in the presence of: ) (signature of Executive) ) Ross Barr…………………… ) Name of witness: ) Signature of witness: …………………………………. Name of witness: …Ross Barr……………………. Address of witness: …5 Preamble Drive…………… …Mount Laurel, NJ 08054……… ………………………………… ………………………………… EXECUTED as a deed by ) WEJO LIMITED ) acting by ) ) John Maxwell ) …………………………………… ) ………………………………… Director name: ) (signature of director) in the presence of: ) ) …Den Power…………………… ) Name of witness: ) Signature of witness: …………………………………. Name of witness: …Den Power…………………. Address of witness: … ABC Building……………… …21-23 Quay Street ………… …Manchester, M3 4AE ……… ………………………………… DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

8 WEJ1_1_864958_1 EXECUTED as a deed by ) WEJO GROUP LIMITED ) acting by ) ) John Maxwell ) …………………………………… ) ………………………………… Director name: ) (signature of director) in the presence of: ) ) …Den Power……………………… ) Name of witness ) Signature of witness: …………………………………. Name of witness: …Den Power…………………. Address of witness: … ABC Building……………… …21-23 Quay Street ………… …Manchester, M3 4AE ……… ………………………………… DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

9 WEJ1_1_864958_1 APPENDIX 1 Joint Election under S431 ITEPA 2003 for full disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003 One Part Election 1. Between the Employee Richard Barlow whose National Insurance Number is … JM642100A ………………. and the Company (who is the Employee's employer) ……Wejo Limited……………. of Company Registration Number ……08813730………………. 2. Purpose of Election This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired. The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner. 3. Application This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to: Number of securities 1,000 Description of securities B ordinary shares Name of issuer of securities Wejo Limited Acquired by Employee on 15 July 2022 4. Extent of Application This election disapplies, pursuant to Section 431(1) ITEPA, all restrictions attaching to the securities. 5. Declaration This election will become irrevocable upon the later of its signing or the acquisition of employment-related securities to which this election applies. DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832

10 WEJ1_1_864958_1 In signing this joint election, we agree to be bound by its terms as stated above. ………………………………………. …/…./……… Signature Date ………………………………………. …/…./……… Signature (for and on behalf of the Company) Date …Chief People Officer……………………….……………… Position in company Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition. DocuSign Envelope ID: E0EABBD7-6F3C-4136-BBF0-6D82D0817832 15 July 2022 | 5:17 PM BST 15 July 2022 | 9:15 AM PDT